Exhibit 99.1

                         Form 4 Joint Filer Information

Names of the Reporting Persons:      o  Sherborne Investors LP, a Delaware
                                        limited partnership and managing member
                                        of each of the Funds (as defined below)
                                        ("Managing Member");

                                     o  Sherborne Investors GP, LLC, a Delaware
                                        limited liability company and general
                                        partner of the Managing Member
                                        ("Sherborne Investors GP");

                                     o  Sherborne Investors Management LP, a
                                        Delaware limited partnership and
                                        investment manager to the Funds
                                        ("Sherborne Management");

                                     o  Sherborne Investors Management GP, LLC,
                                        a Delaware limited liability company and general partner of Sherborne Management ("Sherborne Management GP");

                                     o  Sherborne Strategic Fund A, LLC, a
                                        Delaware limited liability company
                                        ("Strategic Fund A");

                                     o  Sherborne Strategic Fund B, LLC, a
                                        Delaware limited liability company
                                        ("Strategic Fund B");

                                     o  Nottingham Investors LLC, a Delaware
                                        limited liability company ("Nottingham"
                                        and, together with Strategic Fund A and
                                        Strategic Fund B, the "Funds"); and

                                     o  Edward J. Bramson, the managing member
                                        of Sherborne Investors GP and Sherborne
                                        Management GP ("Bramson").

Address for each of the Reporting       135 East 57th Street, New York, NY 10022
Persons:

Date of Earliest Transaction Required   July 23, 2007
to be Reported:


Designated Filer for each of the        Sherborne Investors GP, LLC
Reporting Persons:

Issuer & Ticker Symbol for each of      Nautilus, Inc.; NLS
the Reporting Persons:

Title of Security for each of the       Common Stock, no par value (the
Reporting Persons:                      "Shares")

Transaction Code for each of the        P
Reporting Persons:

Securities Acquired(1):              o  Strategic Fund A directly acquired
                                        Shares as follows:

                                                                            Amount of Securities
                                                                            Beneficially Owned
                           Amount of Securities                             Reported Following
 Transaction Date               Acquired             Price                    Transactions
----------------------- ----------------------- ----------------- ------------------------------
              7/23/2007                 162.393            $9.140                    331,163.088

              7/23/2007                   8.547            $9.150                    331,171.635

              7/23/2007                 326.239            $9.160                    331,497.874

              7/23/2007                 256.410            $9.170                    331,754.284

              7/23/2007                  17.094            $9.175                    331,771.378

              7/23/2007               9,247.854            $9.180                    341,019.232

              7/23/2007                 393.162            $9.185                    341,412.394

              7/23/2007              12,044.261            $9.190                    353,456.655

              7/23/2007                  25.641            $9.191                    353,482.296

              7/23/2007                  34.188            $9.192                    353,516.484

              7/23/2007                 128.205            $9.193                    353,644.689

              7/23/2007                 111.111            $9.195                    353,755.800

              7/23/2007             111,202.111            $9.200                    464,957.911

              7/23/2007                  17.094            $9.305                    464,975.005

              7/24/2007               2,854.698            $9.110                    467,829.703

              7/24/2007               6,726.489            $9.120                    474,556.192

              7/24/2007                 247.863            $9.130                    474,804.055

              7/24/2007               1,675.212            $9.140                    476,479.267

              7/24/2007               4,163.158            $9.150                    480,642.426

              7/24/2007               1,666.665            $9.160                    482,309.091

              7/24/2007                 384.615            $9.165                    482,693.706

              7/24/2007              10,051.272            $9.170                    492,744.978

              7/24/2007                  42.735            $9.175                    492,787.713

              7/24/2007               8,141.018            $9.180                    500,928.730

              7/24/2007                 948.717            $9.190                    501,877.447

              7/24/2007              32,499.968            $9.200                    534,377.415

              7/25/2007                   5.128            $9.160                    534,382.543

              7/25/2007               2,153.844            $9.200                    536,536.387

                                     o  Strategic Fund B directly acquired
                                        Shares as follows:



                                                                            Amount of Securities
                                                                            Beneficially Owned
                           Amount of Securities                             Reported Following
 Transaction Date               Acquired             Price                    Transactions
----------------------- ----------------------- ----------------- ------------------------------
              7/23/2007                 243.590            $9.140                    496,744.632

              7/23/2007                  12.821            $9.150                    496,757.452

              7/23/2007                 489.358            $9.160                    497,246.810

              7/23/2007                 384.615            $9.170                    497,631.425

              7/23/2007                  25.641            $9.175                    497,657.066

              7/23/2007              13,871.781            $9.180                    511,528.847

              7/23/2007                 589.743            $9.185                    512,118.590

              7/23/2007              18,066.392            $9.190                    530,184.983

              7/23/2007                  38.462            $9.191                    530,223.444

              7/23/2007                  51.282            $9.192                    530,274.726

              7/23/2007                 192.308            $9.193                    530,467.034

              7/23/2007                 166.667            $9.195                    530,633.700

              7/23/2007             166,803.167            $9.200                    697,436.867

              7/23/2007                  25.641            $9.305                    697,462.508

              7/24/2007               4,282.047            $9.110                    701,744.555

              7/24/2007              10,089.734            $9.120                    711,834.288

              7/24/2007                 371.795            $9.130                    712,206.083

              7/24/2007               2,512.818            $9.140                    714,718.901

              7/24/2007               6,244.737            $9.150                    720,963.638

              7/24/2007               2,499.998            $9.160                    723,463.636

              7/24/2007                 576.923            $9.165                    724,040.558

              7/24/2007              15,076.908            $9.170                    739,117.466

              7/24/2007                  64.103            $9.175                    739,181.569

              7/24/2007              12,211.526            $9.180                    751,393.095

              7/24/2007               1,423.076            $9.190                    752,816.170

              7/24/2007              48,749.951            $9.200                    801,566.122

              7/25/2007                   7.692            $9.160                    801,573.814

              7/25/2007               3,230.766            $9.200                    804,804.580

                                     o  Nottingham directly acquired Shares as
                                        follows:



                                                                            Amount of Securities
                                                                            Beneficially Owned
                           Amount of Securities                             Reported Following
 Transaction Date               Acquired             Price                    Transactions
----------------------- ----------------------- ----------------- ------------------------------
              7/23/2007                 1,494.018          $9.140                  3,046,704.281

              7/23/2007                    78.633          $9.150                  3,046,782.913

              7/23/2007                 3,001.403          $9.160                  3,049,784.316

              7/23/2007                 2,358.975          $9.170                  3,052,143.291

              7/23/2007                   157.265          $9.175                  3,052,300.556

              7/23/2007                85,080.365          $9.180                  3,137,380.921

              7/23/2007                 3,617.095          $9.185                  3,140,998.016

              7/23/2007               110,807.346          $9.190                  3,251,805.362

              7/23/2007                   235.898          $9.191                  3,252,041.260

              7/23/2007                   314.530          $9.192                  3,252,355.790

              7/23/2007                 1,179.488          $9.193                  3,253,535.277

              7/23/2007                 1,022.223          $9.195                  3,254,557.500

              7/23/2007             1,023,060.722          $9.200                  4,277,618.222

              7/23/2007                   157.265          $9.305                  4,277,775.487

              7/24/2007                26,263.255          $9.110                  4,304,038.742

              7/24/2007                61,883.778          $9.120                  4,365,922.520

              7/24/2007                 2,280.343          $9.130                  4,368,202.862

              7/24/2007                15,411.970          $9.140                  4,383,614.832

              7/24/2007                38,301.104          $9.150                  4,421,915.937

              7/24/2007                15,333.338          $9.160                  4,437,249.274

              7/24/2007                 3,538.463          $9.165                  4,440,787.737

              7/24/2007                92,471.820          $9.170                  4,533,259.557

              7/24/2007                   393.163          $9.175                  4,533,652.719

              7/24/2007                74,897.456          $9.180                  4,608,550.175

              7/24/2007                 8,728.208          $9.190                  4,617,278.383

              7/24/2007               299,000.081          $9.200                  4,916,278.464

              7/25/2007                    47.180          $9.160                  4,916,325.644

              7/25/2007                19,815.390          $9.200                  4,936,141.034


                                     o  Each of (i) the Managing Member, as the
                                        managing member of the Funds, (ii)
                                        Sherborne Investors GP, as the general
                                        partner of the Managing Member and (iii)
                                        Bramson, as the managing member of
                                        Sherborne Investors GP, indirectly
                                        acquired the Shares that were directly
                                        acquired by the Funds as follows:


                                                                            Amount of Securities
                                                                            Beneficially Owned
                           Amount of Securities                             Reported Following
 Transaction Date               Acquired             Price                    Transactions
----------------------- ----------------------- ----------------- ------------------------------
              7/23/2007                 1,900              $9.140                  3,874,612.000
              7/23/2007                   100              $9.150                  3,874,712.000
              7/23/2007                 3,817              $9.160                  3,878,529.000
              7/23/2007                 3,000              $9.170                  3,881,529.000

              7/23/2007                   200              $9.175                  3,881,729.000
              7/23/2007               108,200              $9.180                  3,989,929.000
              7/23/2007                 4,600              $9.185                  3,994,529.000
              7/23/2007               140,918              $9.190                  4,135,447.000
              7/23/2007                   300              $9.191                  4,135,747.000
              7/23/2007                   400              $9.192                  4,136,147.000
              7/23/2007                 1,500              $9.193                  4,137,647.000
              7/23/2007                 1,300              $9.195                  4,138,947.000
              7/23/2007             1,301,066              $9.200                  5,440,013.000
              7/23/2007                   200              $9.305                  5,440,213.000
              7/24/2007                33,400              $9.110                  5,473,613.000
              7/24/2007                78,700              $9.120                  5,552,313.000
              7/24/2007                 2,900              $9.130                  5,555,213.000
              7/24/2007                19,600              $9.140                  5,574,813.000
              7/24/2007                48,709              $9.150                  5,623,522.000
              7/24/2007                19,500              $9.160                  5,643,022.000
              7/24/2007                 4,500              $9.165                  5,647,522.000
              7/24/2007               117,600              $9.170                  5,765,122.000

              7/24/2007                   500              $9.175                  5,765,622.000
              7/24/2007                95,250              $9.180                  5,860,872.000
              7/24/2007                11,100              $9.190                  5,871,972.000
              7/24/2007               380,250              $9.200                  6,252,222.000
              7/25/2007                    60              $9.160                  6,252,282.000
              7/25/2007                25,200              $9.200                  6,277,482.000


                                     o  Sherborne Management, as the investment
                                        manager to the Funds that only receives
                                        an asset-based fee, beneficially owns 0
                                        Shares.

                                     o  Sherborne Management GP, as the general
                                        partner of Sherborne Management,
                                        beneficially owns 0 Shares.

-----------------


(1) Each of the Reporting Persons disclaims beneficial ownership of these securities except to the extent of the Reporting Person's pecuniary interest therein, and the inclusion of these shares in this report shall not be deemed an admission of beneficial ownership for purposes of Section 16 or for any other purpose.

Sherborne Investors LP                   /s/ Gerard L. Eastman, attorney in fact         July 25, 2007
                                         ------------------------------------------   -------------------
                                         **Signature of Reporting Person                      Date


Sherborne Investors Management LP        /s/ Gerard L. Eastman, attorney in fact         July 25, 2007
                                         ------------------------------------------   -------------------
                                         **Signature of Reporting Person                      Date


Sherborne Investors Management GP, LLC   /s/ Gerard L. Eastman, attorney in fact         July 25, 2007
                                         ------------------------------------------   -------------------
                                         **Signature of Reporting Person                      Date


Sherborne Strategic Fund A, LLC          /s/ Gerard L. Eastman, attorney in fact         July 25, 2007
                                         ------------------------------------------   -------------------
                                         **Signature of Reporting Person                      Date


Sherborne Strategic Fund B, LLC          /s/ Gerard L. Eastman, attorney in fact         July 25, 2007
                                         ------------------------------------------   -------------------
                                         **Signature of Reporting Person                      Date


Nottingham Investors LLC                 /s/ Gerard L. Eastman, attorney in fact         July 25, 2007
                                         ------------------------------------------   -------------------
                                         **Signature of Reporting Person                      Date


Edward J. Bramson                        /s/ Gerard L. Eastman, attorney in fact         July 25, 2007
                                         ------------------------------------------   -------------------
                                         **Signature of Reporting Person                      Date

** Intentional misstatements or omissions of facts constitute Federal Criminal Violations. See 18 U.S.C. 1001 and 15 U.S.C. 78ff(a).